EXHIBIT 99.1
PROSPECTUS SUPPLEMENT                                 REGISTRATION NO. 333-44286
(To Prospectus dated July 7, 2003)






                           [EUROPE 2001 HOLDRS LOGO]



                        1,000,000,000 Depositary Receipts
                          Europe 2001 HOLDRS (SM) Trust

     This prospectus supplement supplements information contained in the prospectus dated July 7, 2003 relating to the sale of up to 1,000,000,000 depositary receipts by the Europe 2001 HOLDRS (SM) Trust.

     The share amounts specified in the table on pages 11 and 12 of the base prospectus shall be replaced with the following:

                                                                    Primary U.S.
                                                          Share       Trading
                     Name of Company         Ticker      Amounts       Market
     AEGON N.V.                                AEG         5.2          NYSE
     Alcatel *                                 ALA          3           NYSE
     Amdocs Limited                            DOX          3           NYSE
     ARM Holdings p.l.c. *                    ARMHY         8          NASDAQ
     ASM International N.V.                   ASMI         13          NASDAQ
     ASML Holding N.V.                        ASML          7          NASDAQ
     AstraZeneca p.l.c. *                      AZN          4           NYSE
     Autonomy Corporation p.l.c. *            AUTN         1.2         NASDAQ
     Aventis S.A. *                            AVE          2           NYSE
     AXA *                                     AXA          6           NYSE
     Bookham Technology p.l.c. *              BKHM         12          NASDAQ
     BP p.l.c.*                                BP           4           NYSE
     Business Objects S.A. *                  BOBJ         4.5         NASDAQ
     Cable & Wireless p.l.c. *                 CWP          4           NYSE
     DaimlerChrysler AG                        DCX          4           NYSE
     Deutsche Telekom AG *                     DT           5           NYSE
     Diageo p.l.c. *                           DEO          5           NYSE
     Elan Corporation, p.l.c. *                ELN          4           NYSE
     Ericsson LM Telephone Company *          ERICY        1.6         NASDAQ
     GlaxoSmithKline p.l.c. *                  GSK          6           NYSE
     Infineon Technologies AG *                IFX          5           NYSE
     ING Group N.V. *                          ING          4           NYSE
     IONA Technologies p.l.c. *               IONA          3          NASDAQ
     Koninklijke Philips Electronics N.V.      PHG          5           NYSE
     Millicom International Cellular S.A. *   MICC          2          NASDAQ
     Nokia Corp. *                             NOK          5           NYSE
     Novartis AG *                             NVS          5           NYSE
     Qiagen N.V.                              QGENF         6          NASDAQ
     Repsol YPF, S.A. *                        REP         11           NYSE
     Royal Dutch Petroleum Company             RD           3           NYSE
     Ryanair Holdings p.l.c. *                RYAAY         8          NASDAQ
     SAP AG *                                  SAP          4           NYSE
     Scottish Power p.l.c. *                   SPI          7           NYSE
     Serono S.A. *                             SRA          9           NYSE
     Shire Pharmaceuticals Group p.l.c. *     SHPGY         4          NASDAQ
     Skillsoft p.l.c. *                       SKIL          6          NASDAQ
     STMicroelectronics N.V.                   STM          4           NYSE

                                                   (continued on following page)

                                                                    Primary U.S.
                                                          Share       Trading
                     Name of Company         Ticker      Amounts       Market
     Telefonica S.A. *                         TEF     3.31224241       NYSE
     Terra Networks, S.A. *                   TRLY         15          NASDAQ
     Total S.A. *                              TOT          3           NYSE
     UBS AG                                    UBS          3           NYSE
     Unilever N.V.                             UN           3           NYSE
     Vivendi Universal *                        V           3           NYSE
     Vodafone Group p.l.c. *                   VOD          6           NYSE
     WPP Group p.l.c. *                       WPPGY         3          NASDAQ

     -------------------------------------
     * The securities of this non-U.S. company trade in the United States as American Depository Receipts. Please see "Risk Factors" and "Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

     The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is September 30, 2003.


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